                                                                      EXHIBIT 10
                               FIRST AMENDMENT TO
                       ST. PAUL FEDERAL BANK FOR SAVINGS
                           AND ST. PAUL BANCORP, INC.

                   NONQUALIFIED RETIREMENT PLAN FOR DIRECTORS

         WHEREAS, St. Paul Federal Bank For Savings (herein referred to as the "Bank") and St. Paul Bancorp, Inc. (herein referred to as the "Bancorp") adopted the St. Paul Federal Bank For Savings and St. Paul Bancorp, Inc. Nonqualified Retirement Plan for Directors (herein referred to as the "Plan") on July 21, 1989;

         WHEREAS, the Bank and the Bancorp amended and restated the Plan effective January 1, 1991 and March 28, 1994;

         WHEREAS, the Bank and the Bancorp desire to amend Section 2 of Article III of the Plan, effective January 1, 1996, to add additional situations which will be deemed a "change in control of the Bancorp" for purposes of the Plan; and

         WHEREAS, under the terms of the Plan, the Board of Directors of the Bancorp has the ability to amend the Plan.

         NOW, THEREFORE, Section 2 of Article III of the Plan shall be amended, effective January 1, 1996, to read as follows:

              "2.      DEFINITION OF CHANGE IN CONTROL.

               A 'change in control of the Bancorp' for purposes of this Plan, shall be deemed to have taken place if: (i) any person becomes the benefit owner or 25 percent or more of the total number of voting shares of the Bancorp; (ii) any person has received the approval of the Office of Thrift Supervision ('OTS') under Section 10 of the Home Owners' Loan Act, as amended, or regulations issued thereunder, to acquire control of the Bancorp; (iii) any person has received approval of the OTS under Section 7(j) of the Federal Deposit
         Insurance Act, as amended; or (iv) any person has entered into a binding agreement to acquire (by means of stock purchase, cash tender or exchange offer, merger or other business combination) beneficial ownership of 25 percent or more of the total number of voting shares of the Bancorp, whether or not the requisite approval for such acquisition has been received under the Home Owners' Loan Act, as amended, the Federal Deposit Insurance Act, as amended, or the respective regulations issued thereunder, provided that a change in control will not be deemed to have occurred under this clause (iv) unless the Board of Directors of the Bancorp has made a determination that such action constitutes or will constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; (v) any person becomes the beneficial owner of 10 percent or more, but less than 25 percent, of the total number of voting shares of the Bancorp, provided that the OTS has made a determination that such beneficial ownership constitutes a change of control of the Bancorp under the Home Owners' Loan Act, as amended, or the regulations promulgated thereunder; (vi) any person (other than persons named as proxies solicited on behalf of the Board of Directors of the Bancorp) holds irrevocable proxies for 25 percent or more of the total number of voting shares of the Bancorp, provided that a change in control will not be deemed to have occurred under this clause
(vi) unless the Board of Directors of the Bancorp has made a determination that such action constitutes or will constitutes a change in control; or (vii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested proxy solicitation or election or any combination of the foregoing transactions, the persons who are directors of the Bancorp before such transaction shall cease to constitute at least two-thirds of the Board of Directors or the Bancorp or any successor institution; or (viii) the Bank or the Bancorp enters into a binding agreement with respect to any merger or consolidation of the Bank or the Bancorp other than (A) a merger or consolidation which would result in the voting shares of the Bancorp outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of the another person) more than 80% of the combined voting power of the voting shares of the Bancorp (or such other person) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Bancorp (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Bancorp's then outstanding shares, provided that a change in control will not be deemed to have occurred under this clause (viii) if the Board of Directors of the Bancorp has made a determination (by resolution adopted by the affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; or (ix) the Bank or the Bancorp enters into a binding agreement with respect to any merger or consolidation of the Bank or the Bancorp with any other person (or a subsidiary of the person) having total consolidated assets as of the date of its most recently prepared quarterly balance sheet in an amount that is at least 60% of the Bancorp's total consolidated assets at such date, provided that a change in control will not be deemed to have occurred under this clause (ix) if the Board of Directors of the Bancorp has made a determination (by resolution adopted by affirmative vote of at least two-thirds (2/3) of the members of the Board in office immediately prior to such transaction) that such action does not or will not constitute a change in control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever.

         For purposes of this Section 2, a 'person' includes an individual, corporation, partnership, trust or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934. A 'change in control of the Bank' for purposes of this Agreement, shall be deemed to have taken place if the Bancorp's beneficial ownership of the total number of voting shares of the Bank is reduced to less than 50 percent

         Notwithstanding anything to the contrary contained herein, a change in control shall no longer be deemed (as of the time of the determination of the Board referred to below) to have occurred for the purposes of this

    Plan by virtue of any transaction or event which terminates or ceases to exist, with respect to which the Board of Directors of the Bancorp, by resolution adopted by the affirmative vote of at least two-thirds (2/3 of the members of the Board of Directors in office immediately prior to such transaction or event, shall specify that such transaction or event shall no longer be deemed to constitute a change in control of the Bancorp for purposes of this agreement; provided that at the time of making a determination under this section, the Board of Directors may attach such terms and conditions to its determination as it shall, in its discretion, deem appropriate; and provided further that the provisions of this paragraph shall not be applicable to any transaction or event pursuant to which any persons becomes the beneficial owner of 50% or more of the total number of voting shares of the Bancorp."

                IN WITNESS THEREOF, the party or parties hereto have executed the First Amendment by their duly authorized officers and have caused their corporate seals to be hereunto affixed as of this 31st day of December, 1995.


                                       ST. PAUL FEDERAL BANK FOR SAVINGS


                                       By:
                                          ------------------------------
                                             Joseph C. Scully

                                       Title:
                                             --------------------------------
                                             Chairman/Chief Executive Officer

(Corporate Seal)                       Attest:
                                              -------------------------------


                                       ST. PAUL BANCORP, INC.


                                       By:
                                          ------------------------------
                                             Joseph C. Scully

                                       Title:
                                             --------------------------------
                                             Chairman/Chief Executive Officer

(Corporate Seal)                       Attest:
                                              -------------------------------